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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 30, 2000


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   333-51279                   13-3633241
         --------                   ---------                   ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


 245 Park Avenue
 New York, New York                                                10167
 ------------------                                                -----
 (Address of Principal                                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of November 1, 2000 between Structured Asset Mortgage Investments Inc., as seller, and Wells Fargo Bank Minnesota, National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               STRUCTURED ASSET MORTGAGE
                                               INVESTMENTS INC.

                                               By:/s/ Joseph T. Jurkowski, Jr.
                                                  ---------------------------
                                               Name:  Joseph T. Jurkowski, Jr.
                                               Title: Vice President




Dated: December 12, 2000

                                                   EXHIBIT INDEX


                             Item 601 (a) of                   Sequentially
Exhibit                      Regulation S-K                    Numbered
Number                       Exhibit No.                       Description                        Page
------                       -----------                       -----------                        ----
1                               4                              Pooling and Servicing                5
                                                               Agreement